UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
1.750% Senior Notes due 2021	PEP21a	The Nasdaq Stock Market LLC
2.500% Senior Notes due 2022	PEP22a	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28a	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

PepsiCo Senior Notes Offerings.

On October 5, 2020, PepsiCo, Inc. (“PepsiCo”) announced offerings of $750,000,000 of its 0.400% Senior Notes due 2023 (the “2023 Notes”) and $750,000,000 of its 1.400% Senior Notes due 2031 (the “2031 Notes,” and together with the 2023 Notes, the “Notes”). Academy Securities, Inc., CastleOak Securities, L.P., Citigroup Global Markets Inc., Drexel Hamilton, LLC, J.P. Morgan Securities LLC, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC were joint book-running managers for the offering of the 2023 Notes. Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC were joint book-running managers for the offering of the 2031 Notes.

PepsiCo received net proceeds of approximately $748 million from the 2023 Notes offering and $743 million from the 2031 Notes offering, in each case after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper.

Each series of Notes was offered and sold pursuant to a Terms Agreement (the “2023 Terms Agreement” and “2031 Terms Agreement,” respectively) dated October 5, 2020 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (the “Standard Provisions”)) among PepsiCo and the respective representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-234767), filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2019. With respect to each series of Notes, PepsiCo has filed with the SEC a prospectus supplement, dated October 5, 2020, together with the accompanying prospectus, dated November 18, 2019, relating to the offer and sale of such series. The Notes of each series were issued on October 7, 2020 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offerings thereof.

Title of Securities:	0.400% Senior Notes due 2023	1.400% Senior Notes due 2031
Aggregate Principal Amount Offered:	$750,000,000	$750,000,000
Maturity Date:	October 7, 2023	February 25, 2031
Interest Payment Dates:	Semi-annually on each April 7 and October 7, commencing April 7, 2021	Semi-annually on each February 25 and August 25, commencing February 25, 2021
Coupon:	0.400%	1.400%
Optional Redemption:	Make-whole call at Treasury rate plus 5 basis points	Prior to November 25, 2030, make-whole call at Treasury rate plus 15 basis points; par call at any time on or after November 25, 2030
Price to Public:	99.943%	99.597%

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the 2023 Terms Agreement, the 2031 Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the 2023 Terms Agreement, the 2031 Terms Agreement, the Indenture and the forms of Notes. Each of the 2023 Terms Agreement, the 2031 Terms Agreement, the Standard Provisions, and the forms of the 2023 Note and 2031 Note is incorporated by reference into the Registration Statement and is filed with this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 1.3, Exhibit 4.1 and Exhibit 4.2, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.7 to the Registration Statement. The Indenture has been filed as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 5.1 (2023 Notes), 5.2 (2023 Notes), 5.3 (2031 Notes) and 5.4 (2031 Notes); and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 23.1, 23.2, 23.3 and 23.4 by reference to their inclusion within Exhibits 5.1, 5.2, 5.3 and 5.4, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

1.1	Terms Agreement dated October 5, 2020 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019) among PepsiCo and Academy Securities, Inc., CastleOak Securities, L.P., Citigroup Global Markets Inc., Drexel Hamilton, LLC, J.P. Morgan Securities LLC, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC as Representatives of the several underwriters named therein.

1.2	Terms Agreement dated October 5, 2020 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019) among PepsiCo and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as Representatives of the several underwriters named therein.

1.3	PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (incorporated by reference to Exhibit 1.2 to PepsiCo’s Registration Statement on Form S-3 (File No. 333-234767) filed with the SEC on November 18, 2019).

4.1	Form of 0.400% Senior Note due 2023.

4.2	Form of 1.400% Senior Note due 2031.

5.1	Opinion of Davis Polk & Wardwell LLP (2023 Notes).

5.2	Opinion of Womble Bond Dickinson (US) LLP (2023 Notes).

5.3	Opinion of Davis Polk & Wardwell LLP (2031 Notes).

5.4	Opinion of Womble Bond Dickinson (US) LLP (2031 Notes).

23.1	Consent of Davis Polk & Wardwell LLP (2023 Notes) (included in Exhibit 5.1).

23.2	Consent of Womble Bond Dickinson (US) LLP (2023 Notes) (included in Exhibit 5.2).

23.3	Consent of Davis Polk & Wardwell LLP (2031 Notes) (included in Exhibit 5.3).

23.4	Consent of Womble Bond Dickinson (US) LLP (2031 Notes) (included in Exhibit 5.4).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2020	PepsiCo, Inc.
	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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